SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): April 6, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Second Lien Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1)

MASTR SECOND LIEN TRUST 2006-1
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-124678	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated March 13, 2006, in connection with the issuance of MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

Pooling and Servicing Agreement dated as of February 1, 2006, by and among the Company, UBS Real Estate Securities Inc., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated:  April 6, 2006

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of February 1, 2006, by and among the Company, UBS Real Estate Securities Inc., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A.

EXHIBIT 99.1

MCKEE NELSON LLP

One Battery Park Plaza, 34 Floor

New York, New York  10004

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

April 6, 2006

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

Mortgage Asset Securitization Transactions, Inc.

MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

On behalf of Mortgage Asset Securitization Transactions, Inc. (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K/A, for filing of the Pooling and Servicing Agreement in connection with the above-referenced transaction.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated March 13, 2006, in connection with the issuance of the Company’s MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Very truly yours,

_/s/ Hays Ellisen

Hays Ellisen

Enclosure